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                                                                    EXHIBIT 10.2

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

                               VIDEO CITY, INC.
                         COMMON STOCK PURCHASE WARRANT

     1.  Issuance.  For value received, the receipt of which is hereby
         --------
acknowledged, The Value Group, LLC (the "Holder") is hereby granted the right, subject to the terms and conditions of this Warrant, to purchase at any time commencing May 11, 1999 and continuing until 5:00 P.M., Pacific Daylight Time, on May 10, 2002, FIFTY SEVEN THOUSAND THREE HUNDRED AND TWELVE (57,312) fully paid and nonassessable shares of Common Stock, $0.01 par value per share (the "Common Stock"), of VIDEO CITY, INC. (the "Company"), at an exercise price of $2.00 per share (the "Exercise Price"), subject to adjustment as set forth in
Section 6 hereof.

     2.  Exercise of Warrants.  This Warrant is exercisable in whole or in part
         --------------------
(but not less than 1,000 shares of Common Stock covered by this Warrant) at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by check. Upon surrender of this Warrant with the annexed Notice of Exercise of Warrant form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

     3.  Reservation of Shares.  The Company hereby agrees that at all times
         ---------------------
during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

     4.  Mutilation or Loss of Warrant.  Upon receipt by the Company of evidence
         -----------------------------
satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

     5.  Rights of the Holder.  The Holder shall not, by virtue hereof, be
         --------------------
entitled to any rights of a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein. Nothing contained herein shall confer upon the Holder any right to consult for, or be employed with, the Company or any of its affiliates.

                                       1.
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     6.  Certain Adjustments.
         -------------------

         6.1  Adjustments for Stock Dividends, Stock Splits, Subdivisions etc.
              ---------------------------------------------------------------
If the Company shall (i) declare a dividend or make a distribution in shares of Common Stock, (ii) effect a stock split or subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, (iii) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, or (iv) effect a capital reorganization or reclassification of the outstanding shares of Common Stock, the Exercise Price and the number of shares purchasable pursuant to this Warrant shall be appropriately adjusted proportionately so that the ratio of (i) the aggregate number of shares purchasable by exercise of this Warrant to (ii) the total number of shares outstanding immediately prior to such stock dividend, stock split, subdivision, combination, reorganization, reclassification or the like shall remain unchanged, and the aggregate purchase price of shares issuable pursuant to this Warrant shall remain unchanged. Successive adjustments shall be made whenever any event specified above shall occur.

         6.2  Termination for Consolidation, Merger, etc.  In case the Company
              ------------------------------------------
(i) shall consolidate with or merge into any other person and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) shall permit any other person to consolidate with or merge into the Company and the Company shall be the continuing or surviving person, but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property, or (iii) shall transfer all or substantially all of its properties or its assets to any other person (each a "Corporate Transaction"); then, and in each such case, this Warrant shall, to the extent not exercised, terminate effective upon the consummation of such Corporate Transaction.

         6.3  Rounding of Calculations; Minimum Adjustment.  All calculations
              --------------------------------------------
under this Section 6 shall be made to the nearest cent or to the nearest share, as the case may be. No adjustment shall be made if the amount of such adjustment would be less than $0.01, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or more.

     7.  Tax Withholding.  As a condition to exercise of this Warrant, the
         ---------------
Company may require the Holder to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of this Warrant.

     8.  Transfer to Comply with the Securities Act.  This Warrant has not been
         ------------------------------------------
registered under the Securities Act of 1933, as amended, (the "Securities Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the

                                       2.
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Securities Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Securities Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

         9.   Notices.  All notices or other communications given or made
              -------
hereunder shall be in writing and shall be delivered by hand, against written receipt, or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Holder at such Holder's address as shown on the books of the Company and to the Company at its principal executive offices. Notices shall be deemed given on the date of receipt or, if mailed, three business days after mailing, except notices of change of address, which shall be deemed given when received. Any party may designate another address or person for receipt of notices hereunder by notice given to the other parties in accordance with this Section.

         10.  Supplements and Amendments; Whole Agreement.  This Warrant may be
              -------------------------------------------
amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, agreements or understandings other than expressly contained herein.

         11.  Governing Law.  This Warrant shall be deemed to be a contract
              -------------
made under the laws of the State of California and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

         12.  Descriptive Headings.  Descriptive headings of the several
              --------------------
Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Warrant as of 11th day of May 1999.

                                          VIDEO CITY, INC.



                                          By: /s/ Robert Y. Lee
                                             ----------------------------
                                             Robert Y. Lee
                                             Chief Executive Officer

                                       3.
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                                          THE VALUE GROUP, LLC



                                          By: /s/ John T. Sheehy
                                             ------------------------------
                                             John T. Sheehy
                                             Managing Director

                                       4.
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                         NOTICE OF EXERCISE OF WARRANT


     The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant dated as of May 11, 1999 to purchase _______________ shares of the Common Stock, $0.01 par value per share, of VIDEO CITY, INC., and tenders herewith payment in accordance with Section 2 of said Common Stock Purchase Warrant.

     Please deliver the stock certificate to:



Dated:
      -----------------------


By:
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  CASH:        $
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                                       5.